UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 13, 2025

HYSTER-YALE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hyster-Yale, Inc. (the "Company") held its Annual Meeting of Stockholders on May 13, 2025.

The stockholders elected the following fifteen nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Colleen R. Batcheler	42,751,574	2,360,563	1,377,470
James B. Bemowski	45,003,038	109,099	1,377,470
J.C. Butler, Jr.	41,481,882	3,630,255	1,377,470
Gary L. Collar	44,853,855	258,282	1,377,470
Carolyn Corvi	42,712,894	2,399,243	1,377,470
Edward T. Eliopoulos	44,839,954	272,183	1,377,470
John P. Jumper	42,695,570	2,416,567	1,377,470
Dennis W. LaBarre	40,896,554	4,215,583	1,377,470
Ann A. O'Hara	45,025,274	86,863	1,377,470
H. Vincent Poor	42,757,990	2,354,147	1,377,470
Rajiv K. Prasad	44,992,229	119,908	1,377,470
Alfred M. Rankin, Jr.	42,418,822	2,693,315	1,377,470
Claiborne R. Rankin	42,181,993	2,930,144	1,377,470
Britton T. Taplin	44,845,329	266,808	1,377,470
David B.H. Williams	42,359,059	2,753,078	1,377,470

The stockholders approved, on an advisory basis, the Company's named executive officer compensation:

For	44,457,253
Against	557,969
Abstain	97,035
Broker non-votes	1,377,470

The stockholders approved, on an advisory basis, the frequency for future advisory votes to approve the Company's named executive officer compensation:

One Year	44,308,871
Two Years	15,452
Three Years	604,275
Abstain	183,659
Broker non-votes	1,377,470
Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement and the vote of the Company’s stockholders on this proposal at the Annual Meeting of Stockholders, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers every year. The Company intends to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

The stockholders confirmed the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the current fiscal year:

For	46,249,111
Against	233,317
Abstain	7,299

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2025		HYSTER-YALE, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary